Exhibit 99.1

Anebulo Pharmaceuticals Announces Update on Going Private Transaction and Strategic Alternatives

AUSTIN, Texas (September 12, 2025) – Anebulo Pharmaceuticals, Inc. (Nasdaq: ANEB), a clinical-stage biopharmaceutical company developing novel solutions for people suffering from acute cannabinoid-induced toxicities (the “Company” or “Anebulo”), today announces an update on its current going private transaction.

After announcing a going private transaction on July 23, 2025, the Company received inbound interest from potential financial and strategic partners. Consistent with our commitment to maximize stockholder value, the Board will review all strategic alternatives available to the Company, including the proposed going private transaction and related reverse stock split, a sale of the Company’s assets and/or a merger transaction. While the strategic review process is ongoing, we currently plan to move forward with holding a special stockholder meeting to approve the proposed reverse stock split.

There can be no assurance that this process will result in the Company pursuing a transaction or any other strategic outcome. There is no deadline or definitive timetable set for completion of the strategic alternatives review process. Similarly, even if the Company’s stockholders approve the reverse stock split at the special meeting, the Board could determine to abandon the reverse stock split for any reason.

Additional Information and Where to Find It

THIS PRESS RELEASE IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY. THE COMPANY HAS FILED A PRELIMINARY PROXY STATEMENT AND OTHER REQUIRED MATERIALS WITH THE SEC CONCERNING A PROPOSED REVERSE STOCK SPLIT. THE COMPANY INTENDS TO FILE A DEFINITIVE PROXY STATEMENT, AND OTHER REQUIRED MATERIALS, WITH THE SEC. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO THE SPECIAL MEETING OF STOCKHOLDERS. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO ANEBULO PHARMACEUTICALS, INC., 1017 RANCH ROAD 620 SOUTH, SUITE 107, LAKEWAY, TEXAS 78734, ATTENTION: SECRETARY.

ANEBULO AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTION. INFORMATION CONCERNING SUCH PARTICIPANTS IS SET FORTH IN THE PRELIMINARY PROXY STATEMENT FOR ANEBULO’S SPECIAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH THE SEC ON SCHEDULE 14A ON JULY 23, 2025. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTION, IF ANY, WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT TO BE FILED BY ANEBULO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION.

About Anebulo Pharmaceuticals, Inc.

Anebulo Pharmaceuticals, Inc. is a clinical-stage pharmaceutical company developing novel solutions for people suffering from cannabis-induced toxicity. Its lead product candidate, selonabant, has completed a Phase 2 clinical trial evaluating its utility in blocking and reversing the negative effects of acute cannabinoid intoxication in healthy adults challenged with oral THC. Rather than proceeding directly with Phase 3 studies of oral selonabant in adults with ACI, the Company is prioritizing the advancement of a selonabant IV formulation as a potential treatment for pediatric patients with acute cannabis-induced toxicity, which it believes offers the potential for a faster timeline to approval relative to the adult oral product. Anebulo is currently scaling up the intravenous formulation for initial clinical safety studies. Selonabant is a competitive antagonist at the human CB1 receptor. For further information about Anebulo, please visit www.anebulo.com.

Forward-Looking Statements

This press release may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about maximizing stockholder value, the plan to currently hold a special meeting to approve the proposed reverse stock split, the Company engaging in a strategic transaction and the Company going private.Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the potential alternative transactions discussed above are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, and risks related to consummation of the proposed alternative transactions, SEC regulatory review, and the determination of the Board of Directors that a particular transaction is in the best interests of stockholders. All forward-looking statements made in this press release speak only as of the date of this press release and are based on management’s assumptions and estimates as of such date. Except as required by law, Anebulo undertakes no obligation to update or revise forward-looking statements to reflect new information, future events, changed conditions or otherwise after the date of this press release.

Anebulo Pharmaceuticals, Inc.
Investor Relations
(512) 598-0931
ir@anebulo.com